EXHIBIT 10.3
Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Double asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES
			1	4
2. AMENDMENT/MODIFICATION NO. P00006	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. OS260316	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	ASPR/BARDA	7. ADMINISTERED BY (If other than Item 6) CODE	ASPR-BARDA
ASPR/BARDA 200 Independence Ave., S.W. Room 640-G Washington, DC 20201		ASPR/BARDA 200 Independence Ave., S.W. Room 638-G Washington, DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		(x)	9A. AMENDMENT OF SOLICITATION NO.
EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC. EMERGENT PRODUCT DEVELOPMENT GAITHE 300 PROFESSIONAL DR #100 GAITHERSBURG MD 208793419
9B. DATED (SEE ITEM 11)

		x	10A. MODIFICATION OF CONTRACT/ORDER NO.
HHS0100201600030C
10B. DATED (SEE ITEM 13)
CODE 1365869	FACILITY CODE		09/30/2016
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
 The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers     is extended, is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) Net Increase: $258,000,000.00 See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

x			C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.217-7 Option for Increased Quantity-Separately Priced Line Item
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor is not, is required to sign this document and return ____1____ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: [**]
DUNS Number: [**]
The purpose of this modification is to modify ARTICLES B.3 OPTION PRICES, B.5 ADVANCE UNDERSTANDINGS, C.1 STATEMENT OF WORK and SECTION J LIST OF ATTACHMENTS.

Funds Obligated Prior to this Modification:    $464,692,203
Funds Obligated with Mod #6:        $258,000,000
Total Funds Obligated to Date:        $722,692,203

Expiration Date: September 29,2021 (Unchanged)
Period of Performance: 09/30/2016 to 09/29/2021
Continued …

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print). Abigail Jenkins SVP, BU Head, Vaccines		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print). Jill M. Johnson
15B. CONTRACTOR/OFFEROR Digitally signed by Abigail Jenkins Reason: I approve this document Date: Jul 13, 2020.13:37 EDT /s/ Abigail Jenkins (Signature of person authorized to sign)	15C. DATE SIGNED Jul 13, 2020	Digitally signed by [**] Date: 2020.07.13 15:10:02 -04’00’ 16B. UNITED STATES OF AMERICA /s/ Jill M. Johnson (Signature of Contracting Officer)	16C. DATE SIGNED Jul 13, 2020
Previous edition unusable    STANDARD FORM 30 (Rev. 11/2016)
    Prescribed by GSA     FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHS01002016000030C/P00006			PAGE OF
				2	4
NAME OF OFFEROR OR CONTRACTOR EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC. 1365869
ITEM No. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
6	Add Item 6 as follows: CLIN 0006 – Option for Additional Surge Capacity AV7909 anthrax vaccine Accounting Info: 2020.199TWNP.26088 Appr. Yr.: 2020 CAN: 199TWNP Object Class: 26088 Funded: $[**] Accounting Info: 2020.1990051.26088 Appr. Yr.: 2020 CAN: 1990051 Object Class: 26088 Funded: $[**] Accounting Info: 2020.1991073.26088 Appr. Yr.: 2020 CAN: 1991073 Object Class: 26088 Funded: $[**]				258,000,000.00
NSN 7540-01-152-8067    OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

HHSO100201600030C P00006    Page 3 of 4
The purpose of this modification is to modify ARTICLES B.3 OPTION PRICES, B.5 ADVANCE UNDERSTANDINGS, C.1 STATEMENT OF WORK and SECTION J – LIST OF ATTACHMENTS.
ARTICLE B.3. OPTION PRICES are hereby modified as follows:

CLIN	Period of Performance	Supplies/Services	Doses	Price per Dose	Total Cost	Additional Doses****
FIXED PRICE
CLIN 0004	[**] -	Additional Surge	[**]	[**]	[**]	Dose
(Option –	09/29/21	Capacity (EUA)				number
Funded)***						TBD

[**]
***CLIN 0004 is funded
****Additional Doses may be delivered to BARDA as consideration under the provision in Article B.5.I. In the event that EBS delivers doses [**] (see Article B.5.I), Emergent will provide a [**]% dose-replacement equivalent of additional doses to the Government. As set forth in Article B.5.l, BARDA may accept [**] if such doses are delivered along with the appropriate number of additional doses (“Additional Doses”). Additional Doses shall be calculated as [**]% of the number of delivered [**].

CLIN	Period of Performance	Supplies/ Services	Doses	Price per Dose	Total Cost	Additional Doses****
FIXED PRICE
CLIN 0006	[**] -	Additional	[**]	[**]	$258,000,000	Dose
(Option –	07/31/2021	Surge Capacity				number
Funded)*		(EUA)				TBD

*CLIN 0006 is funded
[**]
****As set forth in Article B.5.I, BARDA may accept doses dated [**] if such doses are delivered along with the appropriate number of additional doses (“Additional Doses”). Additional Doses shall be calculated as [**]% of the number of delivered [**].
ARTICLE B.5. ADVANCE UNDERSTANDINGS is hereby modified as follows:
l.Stability
BARDA understands that the stability testing is ongoing to support long-term stability of AV7909. The contractor will continue to perform ICH compliant stability studies on AV7909. While EBS and BARDA believe that a [**] will be achieved, this cannot be confirmed until FDA licensure of the vaccine.
For the agreed upon price, AV7909 will be delivered to the SNS that is [**] from the date of manufacture stamped on the vial label.
i.BARDA does agree to [**] to the [**] limitation, for CLINs 0004 and 0006, to allow delivery of approximately [**] doses of AV7909 that were initially manufactured as PPQ material intended for qualification of a Redundant Fill Site at PAR.
ii.For CLINs 0004 and 0006, BARDA agrees to allow delivery of and may accept doses dated [**] if such doses are delivered along with the appropriate number of additional doses (“Additional Doses”). Additional Doses shall be calculated as [**]%

HHSO100201600030C P00006    Page 3 of 4
of the number of delivered [**]. EBS shall provide the Additional Doses as consideration for BARDA’s acceptance of [**] with a [**] for storage in the Strategic National Stockpile. The Additional Doses will be included with delivery of the [**] at no additional cost to BARDA or the US Government.
SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT
ARTICLE C.1. STATEMENT OF WORK
Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities not otherwise provided by the Government as needed to perform the Statement of Work dated June 26, 2020 set forth in SECTION J - List of Attachments, attached hereto and made a part of the contract.
SECTION J – LIST OF ATTACHMENTS is hereby modified as follows:
1.    Statement of Work, dated June 26, 2020, 10 pages
10.    AV7909 Delivery Schedule – Amended for CLIN 0006

Q3 2020	Q4 2020	Q1 2021	Q2 & Q3 2021
Aug - Sep	Oct-Dec	Jan-Mar	Apr-Jul
[**] Doses	[**] Doses	[**] Doses	[**] Doses
*For a total of [**] doses
All other terms and conditions of this contract remain unchanged.
End of Modification #6